UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017 (September 28, 2017)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	Regulation FD Disclosure.

On September 28, 2017, members of management of John B. Sanfilippo & Son, Inc. are making the presentation furnished as an exhibit herewith at the 2017 Sidoti and Company Convention held in New York, NY.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibit furnished herewith is listed in the Exhibit Index of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibits	Description

99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

September 28, 2017	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President and Secretary